                                                                    EXHIBIT 10.5



                                SUPPLEMENT NO. 3
                      TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT

        This SUPPLEMENT NO. 3 dated as of August 13, 2002 (this "Supplement") to the First Amended and Restated Credit Agreement dated as of December 22, 2000, as supplemented and amended (the "Credit Agreement"), is entered into by and between Liberty Livewire Corporation, a Delaware Corporation ("Livewire"), and Liberty Media Corporation, a Delaware corporation ("LMC"). Capitalized terms used in this Supplement and not defined herein have the meanings given to such terms in the Credit Agreement.

                                    RECITALS

        A. Section 2.01(d) of the Credit Agreement provides that LMC may, in its sole and absolute discretion, elect to increase the amount available for borrowing under the Credit Agreement, up to a maximum of $100,000,000, subject to the consent of Livewire to such increase and any applicable limitations in the Senior Credit Agreement. The Credit Agreement also provides that if LMC, in its sole and absolute discretion, elects to increase the amount available for borrowing pursuant to Section 2.01(d), the aggregate amount of such increased availability, the permitted uses thereof and any conditions or restrictions on borrowing relating thereto (in addition to the conditions in Section 4.02 of the Credit Agreement) shall be set forth in a supplement to the Credit Agreement, in such form as LMC and Livewire shall mutually agree, and any such supplement shall form a part of the Credit Agreement for all purposes thereof.

        B. LMC, in its sole and absolute discretion, desires to increase the amount available for borrowing under the Credit Agreement by an amount up to $25,000,000 (beyond the aggregate amount outstanding on the date hereof), and Livewire desires to consent to such increase.

        C. Pursuant to the letter dated as of June 28, 2002 to Livewire from the Bank of America, N.A., as administrative agent, and the lenders under the Senior Credit Agreement (the "Consent Letter"), LMC and Livewire may amend Section 8 of the Credit Agreement to modify the conversion rights set forth therein with respect to an additional $25,000,000 of borrowings under the Credit Agreement (beyond the aggregate amount outstanding on June 28, 2002).

        D. Between June 28, 2002, and the date of this Supplement, LMC has made loans to Livewire pursuant to Section 2.01(d) of the Credit Agreement in the aggregate principal amount of $8,801,461.14 and LMC and Livewire have amended
Section 8 of the Credit Agreement to modify the conversion rights with respect to such loans.

        E. To the extent permitted by the Consent Letter and any further consent obtained by Livewire, LMC and Livewire desire to amend Section 8 of the Credit Agreement to modify the conversion rights set forth therein with respect to loans made pursuant to the increased availability provided for in this Supplement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. Loans and Investments. Subject to the terms and conditions set forth in the Credit Agreement and this Supplement, LMC agrees to make, at its option, either Loans to or Equity Investments (as defined below) in Livewire from time to time before August 12, 2003 for the purposes described in Section 4 in an aggregate amount requested by Livewire of up to $25,000,000. "Equity Investment" means a purchase by LMC of shares of Livewire's Class B Common Stock in accordance with the terms of this Supplement. Loans made pursuant to this
Section 1 will constitute Loans made under and pursuant to Section 2.01(d) of the Credit Agreement. Once repaid, amounts borrowed pursuant to this Section 1 may not be reborrowed. By agreeing to make Loans pursuant to this Section 1, LMC elects to increase the amount available for borrowing under the Credit Agreement by an amount equal to $25,000,000 less the amount of any Equity Investments made hereunder, and Livewire consents to such increase.

        2. Funding Procedures. All requests for funding under this Supplement shall be made by Livewire by delivery of a Request for Borrowing in accordance with the provisions of Section 2.02(a) of the Credit Agreement, provided, however, that the use of proceeds specified in such Request for Borrowing shall comply with Section 4 of this Supplement. At any time prior to the proposed Borrowing Date specified in such Request for Borrowing, LMC shall notify Livewire of its election to make a Loan and/or an Equity Investment and the amount of each it so elects. LMC may elect, in its sole discretion, to fund such request as a Loan, an Equity Investment or a combination of both. All Loans will be made in accordance with the provisions of the Credit Agreement. All Equity Investments will be made in accordance with the provisions of Section 3. Whether funding is made as a Loan, an Equity Investment or a combination of both, the date that such funding is provided (which shall be a Business Day) shall be referred to herein, and for all purposes of this Supplement and the Credit Agreement as supplemented hereby, as the "Borrowing Date".

        3. Equity Investments. To the extent that LMC makes an Equity Investment under this Supplement, LMC will purchase a number of shares of Livewire's Class B Common Stock equal to the amount of such Equity Investment divided by the average daily Current Market Price for the five most recent trading days ending on and including the date which is two Business Days prior to the applicable Borrowing Date. "Current Market Price" on any day means (i) the last reported sale price (or, if no sale is reported, the average of the high and low bid prices) on The Nasdaq Stock Market on such day of Class A Common Stock, or (ii) if the primary trading market for Class A Common Stock is not The Nasdaq Stock Market, then the closing sale price regular way on such day (or, in case no such sale takes place on such day, the reported closing bid price regular way on such day) in each case on the New York Stock Exchange, or, if Class A Common Stock is not listed or admitted to trading on such exchange, then on the principal exchange on which Class A Common Stock is traded, or (iii) if the Current Market Price of Class A Common Stock on such day is not available pursuant to one of the methods specified above, then the average of the bid and asked prices for Class A Common Stock on such day as furnished by any New York Stock Exchange member firm selected from time to time by LMC for that purpose. All Equity Investments will be made pursuant to a Stock Purchase Agreement substantially in the form attached as Exhibit A (each a "Stock Purchase Agreement").


        4. Permitted Uses. The proceeds from Loans or Equity Investments made pursuant to this Supplement shall be used solely for expenditures which constitute Capital Expenditures as defined in the Senior Credit Agreement, payment of the principal amount of loans made pursuant to the Senior Credit Agreement or working capital.

        5. Conditions to Funding. The obligation of LMC to make each Loan and Equity Investment is subject to the fulfillment of the following conditions:

               (a) On each Borrowing Date, and after giving effect to the Loan or Equity Investment to be made on each such Borrowing Date, Livewire shall have satisfied all of the conditions set forth in Section 4.02 of the Credit Agreement.

               (b) LMC shall be satisfied that all necessary consents and approvals have been obtained from, and all required notices have been provided to, all applicable Governmental Authorities and any other entity whose consent, approval or notification LMC deems to be necessary with respect to (i) the Loan or Equity Investment contemplated on such Borrowing Date and (ii) if a Loan is being made, the issuance of Class B Common Stock and any other applicable securities of Livewire upon conversion of the Loan, assuming for this purpose that the limitations set forth in Section 7(b) do not apply to such conversion.

               (c) If a Loan is being made, Livewire shall have obtained all consents necessary to permit it to amend Section 8 of the Credit Agreement to allow modification of the conversion rights with respect to such Loan on terms which are no less favorable to LMC than the terms contemplated by Section 7(b).

               (d) The issuance of the Note or other securities in connection with such Loan or Equity Investment by Livewire to LMC shall have been duly authorized by all necessary corporate and shareholder action, including, without limitation, any action required by the rules and regulations of the Nasdaq Stock Market.

               (e) Livewire shall not be in default of any of its obligations under this Supplement, including without limitation, the obligations set forth in Section 6.

               (f) For each Equity Investment, Livewire shall have delivered all stock certificates and documents and satisfied all conditions set forth in the applicable Stock Purchase Agreement.

        6. Covenants of Livewire.

               (a) Livewire shall use its commercially reasonable efforts to obtain, as soon as reasonably practicable after the date hereof, all consents necessary to permit it to amend Section 8 of the Credit Agreement to allow modification of the conversion rights with respect to any and all Loans made pursuant to Section 2.01(d) of the Credit Agreement on terms which are no less favorable to LMC than the terms contemplated by Section 7(b).

               (b) Livewire shall take all action necessary in accordance with applicable law and Livewire's certificate of incorporation and by-laws to duly call and hold, as soon as reasonably practicable after the date hereof, an annual or special meeting of Livewire stockholders (the "Stockholder Meeting") for the purpose of considering and voting upon the approval and adoption of the issuance of Notes and shares of Class B Common Stock to Liberty (whether as an Equity Investment or upon conversion of the Loan), in each case, in an amount equal to the entire commitment remaining under Section 2.01(d) of the Credit Agreement, including the amount of the commitment made by this Supplement (collectively, the "Proposal"). The business of the meeting may also include, if the Stockholder Meeting is an annual meeting, the election of directors and any other matter of the type described in clauses (1) through (4) of Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended. Unless otherwise required by the fiduciary duties of the Livewire directors to Livewire and its stockholders under applicable law, Livewire's Board of Directors will recommend that the Livewire stockholders vote in favor of approval of the Proposal, and Livewire will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of such approval and to secure the votes of the stockholders of Livewire (and of any class or series of stockholders of Livewire) required by the Delaware General Corporation Law and the certificate of incorporation and by-laws of Livewire to effect the Proposal. LMC, as a stockholder of Livewire, hereby agrees to vote in favor of the Proposal at the Stockholder Meeting.

        7. Conversion of Loans.

        (a) To the extent that Livewire has obtained all consents necessary to allow modification of the provisions of Section 8 of the Credit Agreement,
Section 8 of the Credit Agreement is hereby modified to provide that, with respect to any Loan made pursuant to this Supplement, the Conversion Price shall be 115% of the average daily Current Market Price (as defined in this Supplement) for the five most recent trading days ending on and including the date which is two Business Days prior to the Borrowing Date with respect to such Loan, as such Conversion Price is adjusted pursuant to Section 8 of the Credit Agreement.

        (b) With respect to the issuance of Livewire securities upon conversion of any Loan, to the extent that approval of the shareholders of Livewire is required by the Nasdaq Stock Market to avoid a violation of Nasdaq Marketplace rules upon such issuance and such approval has not been obtained, LMC shall not be permitted to exercise the conversion privileges set forth in Section 8 of the Credit Agreement with respect to any affected Loan until such approval has been obtained.

        8. Assignment by LMC. Subject to the Subordination Agreement, from time to time following the date hereof, LMC may assign to one or more parties all or any portion of its rights and obligations under this Supplement, subject to the prior written consent of Livewire (which consent shall not unreasonably be withheld). Livewire agrees that, upon an assignment pursuant to the preceding sentence, it shall execute and deliver any documents requested by LMC to effectuate such assignment.



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

        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the date first above written.



                                     LIBERTY LIVEWIRE CORPORATION


                                     By: /s/ WILLIAM FITZGERALD
                                        ----------------------------------------


                                     Name:  William Fitzgerald
                                          --------------------------------------


                                     Title: Chairman and Chief Executive Officer
                                           -------------------------------------



                                     LIBERTY MEDIA CORPORATION


                                     By: /s/ ELIZABETH M. MARKOWSKI
                                        ---------------------------------------


                                     Name:  Elizabeth M. Markowski
                                          -------------------------------------


                                     Title: Senior Vice President
                                           ------------------------------------



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

                                    EXHIBIT A

                        FORM OF STOCK PURCHASE AGREEMENT

        STOCK PURCHASE AGREEMENT, dated as of _____________, 2002 (this "Agreement"), by and between Liberty Livewire Corporation, a Delaware corporation ("Issuer"), and Liberty Media Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

        WHEREAS, pursuant to Supplement No. 3 to the First Amended and Restated Credit Agreement dated as of December 22, 2000, as supplemented and amended, by and between the Issuer and the Buyer and dated August __, 2002, Buyer desires to make an equity investment in the Issuer (the "Equity Investment"); and

        WHEREAS, the Equity Investment will be made by purchasing _______ shares of Issuer's Class B Common Stock, par value of $0.01 per share (the "Shares") at a purchase price of $____________ (the "Purchase Price") and Issuer desires to issue the Shares in exchange for the Purchase Price.

                                    AGREEMENT

        NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, and upon the terms and subject to the conditions hereof, the parties hereto agree as follows:

        1. Purchase and Sale. Subject to the terms and conditions contained herein, Issuer hereby agrees to issue to Buyer, and Buyer hereby agrees to purchase, acquire, and accept from Issuer, the Shares in consideration of the payment to the Issuer of the Purchase Price.

        2. Closing. The closing of the transaction contemplated by this Agreement (the "Closing") will occur immediately upon the execution of this Agreement by both parties.

        3. Deliveries of Issuer at Closing. At the Closing, Issuer will deliver to Buyer a stock certificate in the name of Buyer representing the Shares.

        4. Deliveries of Buyer at Closing. At the Closing, Buyer will pay the Purchase Price to Issuer by wire transfer of immediately available funds.

        5. Representations and Warranties of Issuer. Issuer represents and warrants to Buyer that all of the Shares have been duly authorized and, when issued, will be validly issued, fully paid, and nonassessable, and immediately after the Closing, Buyer will have good title to the Shares, free and clear of all security interests, claims, liens, and encumbrances of any nature (other than restrictions on transfer arising under state or federal securities laws).

        6. Representations and Warranties of Buyer. Buyer represents and warrants to Issuer that the Shares are for its own account, for investment purposes, and not with a view to the distribution thereof. In addition, Buyer represents and warrants to Issuer that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D of the Securities Act of 1933) and it has such knowledge, sophistication, and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment.

        7. Legend. Buyer acknowledges that the certificate for the Shares will contain the following restrictive legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS WHICH, IF REQUESTED BY THE COMPANY, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY".

        8. Miscellaneous

               a. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of Colorado, without regard to conflicts of laws.

               b. Assignments. Neither party hereto may assign its rights or delegate its obligations hereunder without the prior written consent of the other party hereto.

               c. Counterparts. This Agreement may be executed in several counterparts and as so executed will constitute one agreement binding on the parties hereto.

               d. Further Actions after the Closing. If, subsequent to the Closing Date, further documents are reasonably requested in order to carry out the provisions and purposes of this Agreement, the parties hereto will execute and deliver such further documents.

               e. Severability. In the event that any part or parts of this Agreement are held to be unenforceable to its or their full extent, then it is the intention of the parties hereto that such part or parts be enforced to the full extent permitted under the laws, and in any event, that all other parts of this Agreement remain valid and fully enforceable as if the unenforceable part or parts had never been a part hereof.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.


                                       LIBERTY LIVEWIRE CORPORATION


                                       By:
                                          --------------------------------------


                                       Name:
                                            ------------------------------------


                                       Title:
                                             -----------------------------------


                                       LIBERTY MEDIA CORPORATION


                                       By:
                                          --------------------------------------


                                       Name:
                                            ------------------------------------


                                       Title:
                                             -----------------------------------